SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             Date of Report (Date of
                           earliest event reported):
                                 APRIL 12, 2004


                              KANSAS CITY SOUTHERN
              (Exact name of company as specified in its charter)


               DELAWARE                   1-4717                44-0663509
 ------------------------------ ------------------------  ----------------------
 (State or other jurisdiction   (Commission file number)       (IRS Employer
           of incorporation)                              Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5.    OTHER EVENTS

On April 12, 2004, Kansas City Southern ("KCS" or "Company") issued a press release clarifying certain issues contained within a Stipulation Agreement jointly agreed to and signed by KCS and Grupo TMM, S.A. ("TMM") on April 4, 2004. See the Press Release attached hereto as Exhibit 99.1 for further information.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          EXHIBIT NO.  DOCUMENT
          (99)         Additional Exhibits

          99.1 Press Release issued by Kansas City Southern dated April 12, 2004 entitled, "KCS Clarifies Obligations Under Stipulation Agreement," is attached hereto as
                       Exhibit 99.1


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Kansas City Southern


Date: April 13, 2004      By:              /S/ MARK W. OSTERBERG
                             ---------------------------------------------------
                                               Mark W. Osterberg
                                        Vice President and Comptroller
                                        (Principal Accounting Officer)

EXHIBIT 99.1

    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU


      Date:                   April 12, 2004

      Media Contact:
           U.S.               Warren K. Erdman       Phone: 816/983-1454
                              Warren.k.erdman@kcsr.com

           Mexico             Vladimir Saldana       Phone:  011-5255-5273-5359
                              vsaldana@gcya.net

      Investors Contact:
                              William H. Galligan    Phone:  816/983-1551
                              William.h.galligan@kcsr.com

              KCS CLARIFIES OBLIGATIONS UNDER STIPULATION AGREEMENT

Kansas City, MO. On April 7, 2004, Grupo TMM, S.A. (TMM) (NYSE: TMM) and Kansas City Southern (KCS) (NYSE: KSU) issued a joint press release in English at 6:54 a.m. (CDT) outlining the provisions of a Stipulation Agreement that both parties had agreed to and signed and the arbitration panel had approved on April 4, 2004. KCS simultaneously filed a copy of the Stipulation Agreement with the United States Securities and Exchange Commission (SEC) in an 8-K filing.

Item six of the Stipulation Agreement, which states "The parties agree to discharge in good faith all of the obligations of the Acquisition Agreement," is unambiguous. However, prior to the joint press release announcing the Stipulation Agreement, TMM issued and filed a Spanish version of the press release without KCS' review or approval. The Spanish version led to an early morning story by one news service that stated, in part, ... "the two companies have agreed to free themselves from all obligations of the contract of sale." This interpretation is the exact opposite of what was agreed to by KCS and TMM. Clarification of the interpretation was difficult as a TMM spokesman was quoted as saying in subsequent news reports that the Stipulation Agreement was only a "cooling off" exercise for both parties.

Kansas City Southern entered into the April 4, 2004 Stipulation Agreement with the understanding that both parties agreed to discharge in good faith all of the obligations of the Acquisition Agreement, including TMM seeking to get its bondholders approval of the Agreement and supporting KCS's application with the Mexican Foreign Investment Commission (FIC), along with the other actions required by the Agreement.

More than seven months have passed since the date of TMM's purported termination of the Acquisition Agreement on August 22, 2003. If all of TMM's obligations under the Acquisition Agreement are not fulfilled promptly, KCS intends to return to the next round of arbitration as provided for by the Agreement.



KCS IS COMPRISED OF, AMONG OTHERS, THE KANSAS CITY SOUTHERN RAILWAY COMPANY ("KCSR") AND EQUITY INVESTMENTS IN GRUPO TFM, SOUTHERN CAPITAL CORPORATION ("SOUTHERN CAPITAL") AND PANAMA CANAL RAILWAY COMPANY ("PCRC").

THIS PRESS RELEASE INCLUDES STATEMENTS CONCERNING POTENTIAL FUTURE EVENTS INVOLVING THE COMPANY, WHICH COULD MATERIALLY DIFFER FROM THE EVENTS THAT ACTUALLY OCCUR. THE DIFFERENCES COULD BE CAUSED BY A NUMBER OF FACTORS INCLUDING THOSE FACTORS IDENTIFIED IN THE "RISK FACTORS" AND THE "CAUTIONARY INFORMATION" SECTIONS OF THE COMPANY'S FORM 10-K FOR THE YEAR-ENDED DECEMBER 31, 2003 FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") (COMMISSION FILE NO. 1-4717). THE COMPANY WILL NOT UPDATE ANY FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.